                                                                     Exhibit S

                                POWER OF ATTORNEY




The person whose signature appears below hereby appoints James S. Hamman, Jr., John P. Calamos and Patrick Dudasik and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the secondary public offering of common shares of Calamos Convertible and High Income Fund.



       SIGNATURE                          TITLE                   DATE

/s/ John E. Neal                         TRUSTEE               March 10, 2006
-------------------------------
John E. Neal

                                POWER OF ATTORNEY




The person whose signature appears below hereby appoints James S. Hamman, Jr., John P. Calamos and Patrick Dudasik and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the secondary public offering of common shares of Calamos Convertible and High Income Fund.



       SIGNATURE                          TITLE                   DATE

/s/ Joe F. Hanauer                       TRUSTEE               March 10, 2006
-------------------------------
Joe F. Hanauer

                                POWER OF ATTORNEY




The person whose signature appears below hereby appoints James S. Hamman, Jr., John P. Calamos and Patrick Dudasik and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the secondary public offering of common shares of Calamos Convertible and High Income Fund.



       SIGNATURE                          TITLE                   DATE

/s/ Nick P. Calamos                      TRUSTEE               March 10, 2006
-------------------------------
Nick P. Calamos

                                POWER OF ATTORNEY




The person whose signature appears below hereby appoints James S. Hamman, Jr., John P. Calamos and Patrick Dudasik and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the secondary public offering of common shares of Calamos Convertible and High Income Fund.



       SIGNATURE                          TITLE                   DATE

/s/ Weston W. Marsh                      TRUSTEE               March 10, 2006
-------------------------------
Weston W. Marsh

                                POWER OF ATTORNEY




The person whose signature appears below hereby appoints James S. Hamman, Jr., John P. Calamos and Patrick Dudasik and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the secondary public offering of common shares of Calamos Convertible and High Income Fund.



       SIGNATURE                          TITLE                   DATE

/s/ William Rybak                        TRUSTEE               March 10, 2006
-------------------------------
William Rybak

                                POWER OF ATTORNEY




The person whose signature appears below hereby appoints James S. Hamman, Jr., John P. Calamos and Patrick Dudasik and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the secondary public offering of common shares of Calamos Convertible and High Income Fund.



       SIGNATURE                          TITLE                   DATE

/s/ Stephen B. Timbers                   TRUSTEE               March 10, 2006
-------------------------------
Stephen B. Timbers

                                POWER OF ATTORNEY




The person whose signature appears below hereby appoints James S. Hamman, Jr., John P. Calamos and Patrick Dudasik and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the secondary public offering of common shares of Calamos Convertible and High Income Fund.


       SIGNATURE                          TITLE                   DATE

/s/ David D. Tripple                     TRUSTEE               March 10, 2006
-------------------------------
David D. Tripple